UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments® National Municipal
Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2018

Item 1. Reports to Stockholders

Closed-end funds

Delaware Funds by Macquarie Closed-End Municipal Bond Funds

March 31, 2018

The figures in the annual report for Delaware Funds by Macquarie Closed-End Municipal Bond Funds represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of March 31, 2018, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

©2018 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

April 10, 2018 (Unaudited)

Economic conditions

For the fiscal year ended March 31, 2018, the US economy continued along its healthy growth trajectory. In the second calendar quarter of 2017, the country’s gross domestic product (GDP) — a measure of national economic output — rose by an annualized 3.1%. In the third and fourth calendar quarters of 2017, US GDP grew by 3.2% and an estimated 2.9%, respectively.

A robust employment environment matched this strong economic performance. By February 2018, the US jobless rate had reached 4.1%, down from 4.5% the previous March and the lowest level in 18 years.

In light of this healthy backdrop, the US Federal Reserve continued to pursue a strategy of raising short-term interest rates. The Fed initiated three such rate hikes during the Funds’ fiscal year — in June 2017, December 2017, and March 2018. As of fiscal year end, the federal funds rate stood at 1.50%, three-quarters of a percentage point higher than at the start of the fiscal year.

Municipal bond market conditions

The municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned 2.66% for the fiscal year. Overall, the municipal yield curve significantly flattened, signifying that yields on short-maturity debt rose while yields on longer-maturity bonds modestly fell. In addition, credit spreads widened, meaning that municipal investors were willing to accept less income in exchange for investing in lower-rated, less-creditworthy securities.

That said, for much of the 12-month time frame, the municipal bond market experienced a steepening yield curve, as rates on long-term bonds rose faster than those on short-term bonds. The exception to this trend came in the fourth calendar quarter of 2017, as investors sought to understand the potential market impact of federal tax reform legislation, which ultimately passed in late December. As a result of the uncertainty, the yield curve significantly flattened in the final three months of 2017, with rising long-term yields accompanied by a more dramatic increase in short-term rates.

During this time, the supply of municipal bonds increased sharply, as issuers, anticipating potentially unfavorable tax-policy changes, rushed debt to market. One of these expected changes — the ability to issue so-called private-activity bonds (a broad category that includes healthcare, private education, and toll road bonds, among others) — did not make it into the final legislation. However, another proposed change did come to pass: the elimination of advance refundings. Under the new legislation, issuers wishing to refinance bonds through the issuance of newer debt must do so within 90 days of the bonds’ call dates.

The following tables show the returns experienced by municipal bonds of varying maturity lengths and credit ratings for the Funds’ fiscal year ended March 31, 2018:

Returns by maturity
1 year	+0.61%
3 years	+0.40%
10 years	+2.31%
22+ years	+4.68%
Returns by credit rating
AAA	+1.76%
AA	+2.26%
A	+3.24%
BBB	+5.36%

Source: Barclays

A consistent management approach

Throughout the fiscal year, we maintained the same basic management strategy that we always do, irrespective of underlying market conditions. This bottom-up investment approach — where we select individual securities on an issuer-by-issuer basis, relying on individual credit research — emphasizes bonds that we believe provide a desirable risk-reward balance for the Funds’ investors.

We maintained our typical overweighting in bonds with lower-investment-grade credit ratings in all three Funds and to varying degrees depending on the availability of suitable opportunities. We also maintained an allocation to bonds rated below investment grade (investment grade bonds have credit ratings of BBB and higher). This willingness to embrace credit risk reflects our confidence in our research team’s capabilities and resources, as well as our belief that careful credit selection can provide opportunities to achieve favorable performance for shareholders over time.

In all three Funds, we limited new purchases throughout the fiscal year, reflecting our assessment of market conditions. Even as interest rates have risen in recent years, they remain low by historical standards. Accordingly, in all three Funds, we maintained a number of bonds originally purchased a decade or more ago at significantly higher yields. As many of these bonds have become advance refunded over time, they have acquired short durations in anticipation of their call dates, while their credit quality has improved because the bonds are backed by escrowed US government securities.

We have decided to hold onto the vast majority of these older issues. In addition to their high underlying credit quality, they continue to offer compelling yields, even compared to more recently issued longer-dated, lower-rated bonds.

(continues)                                     1

Portfolio management review

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

One exception to our limited purchase activity came in the first calendar quarter of 2018, when a large interest rate increase provided us with attractive opportunities to engage in tax-loss swaps. Employing this strategy in Delaware Investments National Municipal Income Fund and Delaware Investments Minnesota Municipal Income Fund II, Inc., we exchanged bonds that were trading at a loss and reinvested proceeds in higher yielding issues offering similar risk characteristics. This strategy allowed us to improve each Fund’s yield while generating capital losses that we will be able to apply against future gains. In light of its different portfolio composition, we did not pursue this approach in Delaware Investments Colorado Municipal Income Fund, Inc.

Individual performance effects

As discussed earlier, lower-rated bonds generally outperformed higher-rated bonds, while longer-maturity issues tended to fare better than their shorter-maturity counterparts. Many of the Funds’ strongest- and weakest-performing individual securities clearly demonstrated this trend.

For example, Delaware Investments Colorado Municipal Income Fund, Inc. saw especially strong performance from its position in Evangelical Lutheran Good Samaritan Society senior housing bonds and University Schools charter school bonds, which returned more than 11% and 10%, respectively. These issues benefited from their lower credit ratings and relatively long maturity dates of 2043 and 2045, respectively.

In contrast, the Colorado Fund’s weakest-performing bonds were advance refunded issues whose short maturity dates resulted in weaker relative performance for the Fund’s fiscal year. Specifically, investments in senior care bonds for Total Long-Term Care and education bonds for Arapahoe County, Englewood School District #1 turned in only slightly better than flat returns, trailing the overall municipal bond market during the fiscal year.

In Delaware Investments National Municipal Income Fund, the strongest-performing individual holding was City of Chicago general obligation debt (+15%). These bonds, rated BBB+ and maturing in 2038, experienced tightening credit spreads, as investors became more optimistic that recent political developments may have somewhat eased the city’s formidable fiscal challenges. The Fund’s investment in Methodist Home for the Aging, a senior care center in Birmingham, Ala. also added value. Bonds of this issuer mature in 2050 and gained close to 14% for the fiscal year.

The Fund’s weakest individual performers were, again, short-maturity issues: municipal lease holdings of the Idaho State Building Authority and advance refunded bonds of Louisiana Public Facilities Authority for the Ochsner Clinic Foundation. These bonds declined modestly.

The strongest-performing holding in Delaware Investments Minnesota Municipal Income Fund II, Inc. was corporate-backed industrial development revenue bonds issued for steel producer Gerdau Ameristeel (+19%). These lower-rated bonds saw their credit spreads narrow as investors became more confident in the issuer’s underlying credit quality. Nova Classical Academy charter school bonds (+13%), whose 2047 maturity date and BBB- credit rating proved attractive to investors, likewise outperformed.

The Fund had difficulty with two of its charter school holdings. Bonds issued for Academia Cesar Chavez and STRIDE Academy returned roughly -2% and -21%, respectively, for the fiscal year, reflecting the schools’ probationary statuses as they sought to address performance difficulties.

Fund basics

Delaware Investments®

Colorado Municipal Income Fund, Inc.

As of March 31, 2018 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$72 million

Number of holdings

108

Fund start date

July 29, 1993

NYSE MKT symbol

VCF

CUSIP number

246101109

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

As of March 31, 2018 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$164 million

Number of holdings

197

Fund start date

Feb. 26, 1993

NYSE MKT symbol

VMM

CUSIP number

24610V103

Delaware Investments

National Municipal Income Fund

As of March 31, 2018 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets

$65 million

Number of holdings

189

Fund start date

Feb. 26, 1993

NYSE MKT symbol

VFL

CUSIP number

24610T108

Security type / sector / state allocations

As of March 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments®

Colorado Municipal Income Fund, Inc.

Security type / sector	Percentage of net assets
Municipal Bonds*	139.25%
Corporate Revenue Bonds	5.21%
Education Revenue Bonds	19.18%
Electric Revenue Bonds	2.79%
Healthcare Revenue Bonds	40.26%
Lease Revenue Bonds	4.19%
Local General Obligation Bonds	14.32%
Pre-Refunded/Escrowed to Maturity Bonds	16.30%
Special Tax Revenue Bonds	25.49%
Transportation Revenue Bonds	10.61%
Water & Sewer Revenue Bonds	0.90%
Short-Term Investment	0.69%
Total Value of Securities	139.94%
Liquidation Value of Preferred Stock	(41.64)%
Receivables and Other Assets Net of Liabilities	1.70%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments Colorado Municipal Income Fund, Inc. held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Colorado	137.23%
Guam	1.98%
US Virgin Islands	0.73%
Total Value of Securities	139.94%

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

Security type / sector	Percentage of net assets
Municipal Bonds*	141.36%
Corporate Revenue Bonds	2.63%
Education Revenue Bonds	19.41%
Electric Revenue Bonds	13.85%
Healthcare Revenue Bonds	29.77%
Housing Revenue Bonds	1.98%
Lease Revenue Bonds	10.49%
Local General Obligation Bonds	10.81%
Pre-Refunded/Escrowed to Maturity Bonds	26.65%
Special Tax Revenue Bonds	1.53%
State General Obligation Bonds	13.40%
Transportation Revenue Bonds	7.25%
Water & Sewer Revenue Bonds	3.59%
Short-Term Investments	1.83%
Total Value of Securities	143.19%
Liquidation Value of Preferred Stock	(45.68)%
Receivables and Other Assets Net of Liabilities	2.49%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments Minnesota Municipal Income Fund II, Inc. held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	1.12%
Minnesota	142.07%
Total	143.19%

Delaware Investments®

National Municipal Income Fund

Security type / sector	Percentage of net assets
Municipal Bonds*	144.53%
Corporate Revenue Bonds	13.32%
Education Revenue Bonds	22.63%
Electric Revenue Bonds	2.77%
Healthcare Revenue Bonds	24.05%
Lease Revenue Bonds	8.59%
Local General Obligation Bonds	6.38%
Pre-Refunded/Escrowed to Maturity Bonds	18.56%
Special Tax Revenue Bonds	14.04%
State General Obligation Bonds	7.06%
Transportation Revenue Bonds	23.46%
Water & Sewer Revenue Bonds	3.67%
Short-Term Investment	0.46%
Total Value of Securities	144.99%
Liquidation Value of Preferred Stock	(46.21)%
Receivables and Other Assets Net of Liabilities	1.22%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments National Municipal Income Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Alabama	0.86%
Alaska	0.50%
Arizona	6.52%
California	18.38%
Colorado	1.41%
District of Columbia	1.79%
Florida	6.19%
Georgia	2.46%
Guam	2.13%
Hawaii	0.50%
Idaho	1.51%
Illinois	11.18%
Indiana	0.98%
Kansas	0.34%
Louisiana	5.00%
Maine	0.50%
Maryland	3.05%
Massachusetts	0.86%
Michigan	1.70%
Minnesota	2.16%
Missouri	4.26%
Montana	1.14%
Nebraska	0.48%
New Hampshire	0.49%
New Jersey	6.97%
New York	22.13%
Ohio	4.02%
Oklahoma	0.37%
Oregon	1.90%
Pennsylvania	18.98%
Texas	10.67%
Utah	1.10%
Virginia	1.27%
Washington	1.32%
Wisconsin	1.46%
Wyoming	0.41%
Total Value of Securities	144.99%

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

March 31, 2018

	Principal Amount°	Value (US $)
Municipal Bonds – 139.25%
Corporate Revenue Bonds – 5.21%
Denver City & County (United Airlines Project) 5.00% 10/1/32 (AMT)	215,000	$232,781
Public Authority for Colorado Energy Natural Gas Revenue Series 2008 6.50% 11/15/38	1,750,000	2,436,630
Public Authority for Colorado Energy Revenue 6.25% 11/15/28	865,000	1,082,245

		3,751,656

Education Revenue Bonds – 19.18%
Colorado Educational & Cultural Facilities Authority Revenue 144A 5.00% 7/1/36 #	500,000	505,105
5.125% 11/1/49	765,000	768,144
144A 5.25% 7/1/46 #	500,000	505,055
(Academy Charter School Project) 5.50% 5/1/36 (SGI)	1,720,000	1,723,543
(Alexander Dawson School-Nevada Project) 5.00% 5/15/29	760,000	872,890
(Charter School - Atlas Preparatory School) 144A 5.25% 4/1/45 #	700,000	690,060
(Charter School - Community Leadership Academy) 7.45% 8/1/48	500,000	567,620
(Charter School - Peak to Peak Charter) 5.00% 8/15/34	1,000,000	1,078,810
(Improvement - Charter School - University Lab School Building) 5.00% 12/15/45	500,000	525,045
(Johnson & Wales University) Series A 5.25% 4/1/37	900,000	990,648
(Liberty Charter School) Series A 5.00% 1/15/44	1,000,000	1,071,370
(Littleton Charter School Project) 4.375% 1/15/36 (AGC)	1,200,000	1,200,264
(Loveland Classical Schools) 144A 5.00% 7/1/36 #	625,000	635,513

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Colorado Educational & Cultural Facilities Authority Revenue (Skyview Charter School) 144A 5.50% 7/1/49 #	750,000	$774,300
(Student Housing - Campus Village Apartments) 5.00% 6/1/23	1,065,000	1,075,661
(Vail Mountain School Project) 4.00% 5/1/46	25,000	24,708
(Windsor Charter Academy Project) 144A 5.00% 9/1/46 #	500,000	500,910
Colorado School of Mines Series B 5.00% 12/1/42	270,000	298,890
Colorado State Board of Governors (University Enterprise System) Series A 5.00% 3/1/39	10,000	10,279

		13,818,815

Electric Revenue Bonds – 2.79%
Platte River Power Authority Revenue Series JJ 5.00% 6/1/27	1,700,000	2,010,556

		2,010,556

Healthcare Revenue Bonds – 40.26%
Aurora Hospital Revenue (Children’s Hospital Association Project) Series A 5.00% 12/1/40	2,000,000	2,113,160
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) Series A 5.00% 7/1/39	750,000	768,990
Series A 5.00% 2/1/41	2,400,000	2,499,288
Series A 5.25% 2/1/33	1,625,000	1,714,310
Series A 5.25% 1/1/45	1,000,000	1,073,570
Series D 6.125% 10/1/28	750,000	765,143
(Christian Living Community Project) 6.375% 1/1/41	615,000	665,947

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue (Covenant Retirement Communities Inc.) 5.00% 12/1/35	1,000,000	$1,094,900
Series A 5.75% 12/1/36	1,000,000	1,147,200
(Evangelical Lutheran Good Samaritan Society) 5.00% 6/1/28	1,250,000	1,365,537
5.50% 6/1/33	2,000,000	2,258,760
5.625% 6/1/43	1,000,000	1,121,050
(Frasier Meadows Retirement Community Project) Series A 5.25% 5/15/37	265,000	290,935
Series B 5.00% 5/15/48	340,000	354,617
(Healthcare Facilities - American Baptist) 8.00% 8/1/43	500,000	575,790
(Mental Health Center of Denver Project) Series A 5.75% 2/1/44	1,500,000	1,668,090
(National Jewish Health Project) 5.00% 1/1/27	500,000	515,090
(NCMC Project) 4.00% 5/15/32	1,000,000	1,053,830
(Sisters of Charity of Leavenworth Health System) Series A 5.00% 1/1/40	4,000,000	4,190,520
(Sunny Vista Living Center) Series A 144A 6.25% 12/1/50 #	505,000	532,568
(Vail Valley Medical Center Project) 5.00% 1/15/35	1,250,000	1,416,763
(Valley View Hospital Association Project) Series A 4.00% 5/15/34	330,000	341,728
Denver Health & Hospital Authority Health Care Revenue (Recovery Zone Facilities) 5.625% 12/1/40	750,000	789,345
University of Colorado Hospital Authority Revenue Series A 6.00% 11/15/29	650,000	689,429

		29,006,560

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds – 4.19%
Aurora Certificates of Participation Series A 5.00% 12/1/30	630,000	$660,820
Pueblo County Certificates of Participation (County Judicial Complex Project) 5.00% 9/15/42 (AGM)	1,250,000	1,355,575
State of Colorado Department of Transportation Certificates of Participation 5.00% 6/15/34	340,000	388,827
5.00% 6/15/36	545,000	618,182

		3,023,404

Local General Obligation Bonds – 14.32%
Adams & Weld Counties School District No 27J Brighton 4.00% 12/1/30	700,000	755,034
Adams 12 Five Star Schools 5.00% 12/15/25	250,000	295,247
Beacon Point Metropolitan District 5.00% 12/1/30 (AGM)	600,000	673,704
Denver City & County (Better Denver & Zoo) Series A 5.00% 8/1/25	650,000	678,379
Denver International Business Center Metropolitan District No. 1 5.00% 12/1/30	650,000	669,701
Eaton Area Park & Recreation District 5.25% 12/1/34	190,000	201,075
5.50% 12/1/38	245,000	261,653
Garfield Pitkin & Eagle Counties School District No. RE-1 Roaring Fork 4.00% 12/15/31	700,000	755,279
Grand River Hospital District 5.25% 12/1/37 (AGM)	675,000	785,201
Jefferson County School District No. R-1 5.25% 12/15/24	750,000	887,647
Pueblo County School District No. 70 5.00% 12/1/31	250,000	277,913

(continues)                                     7

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Rangely Hospital District 6.00% 11/1/26	750,000	$828,720
Sierra Ridge Metropolitan District No. 2 Series A 5.50% 12/1/46	500,000	512,840
Weld County School District No. RE-1 5.00% 12/15/30 (AGM)	500,000	582,295
Weld County School District No. RE-3J 5.00% 12/15/34 (BAM)	1,000,000	1,154,590
Weld County School District No. RE-8 5.00% 12/1/31	510,000	598,312
5.00% 12/1/32	340,000	398,018

		10,315,608

Pre-Refunded/Escrowed to Maturity Bonds – 16.30%
Arapahoe County School District No. 1 Englewood 5.00% 12/1/31-21§	1,000,000	1,110,990
Colorado Building Excellent Schools Today Certificates of Participation Series G 5.00% 3/15/32-21§	2,000,000	2,184,260
Colorado Health Facilities Authority Revenue (Total Long-Term Care) Series A 6.00% 11/15/30-20§	400,000	442,092
Colorado School of Mines Series B 5.00% 12/1/42-22§	2,230,000	2,516,711
Colorado State Board of Governors Series A 5.00% 3/1/39-19§	175,000	180,278
University of Colorado 5.00% 6/1/31-21§	3,085,000	3,387,947
Series A 5.00% 6/1/33-23§	1,000,000	1,140,070
Series A 5.375% 6/1/38-19§	750,000	782,070

		11,744,418

Special Tax Revenue Bonds – 25.49%
Broomfield City & County 4.00% 12/1/37	1,000,000	1,056,620

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Canyons Metropolitan District No 5 Series A 6.125% 12/1/47	500,000	$505,885
Central Platte Valley Metropolitan District 5.00% 12/1/43	375,000	399,281
Commerce City 5.00% 8/1/44 (AGM)	1,000,000	1,099,920
Fountain Urban Renewal Authority Tax Increment Revenue (Academy Highlands Project) Series A 5.50% 11/1/44	1,405,000	1,445,225
Guam Government Business Privilege Tax Revenue Series A 5.125% 1/1/42	435,000	448,963
Series A 5.25% 1/1/36	565,000	589,261
Prairie Center Metropolitan District No. 3 Series A 144A 5.00% 12/15/41 #	500,000	512,715
Regional Transportation District Revenue Series A 5.375% 6/1/31	460,000	491,450
Series B 5.00% 11/1/33	500,000	590,920
(Denver Transit Partners) 6.00% 1/15/41	2,175,000	2,339,321
(FasTracks Project) Series A 5.00% 11/1/30	330,000	389,146
Series A 5.00% 11/1/31	755,000	887,789
Series A 5.00% 11/1/38	4,085,000	4,388,148
Solaris Metropolitan District No. 3 (Limited Tax Convertible) Series A 5.00% 12/1/46	500,000	516,255
Southlands Metropolitan District No. 1 Series A1 5.00% 12/1/37	200,000	215,718
Series A1 5.00% 12/1/47	300,000	320,109
Sterling Ranch Community Authority Board Series A 5.75% 12/1/45	525,000	537,663
Tallyns Reach Metropolitan District No. 3 (Limited Tax Convertible) 5.125% 11/1/38	295,000	312,567

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Thornton Development Authority (East 144th Avenue & I-25 Project) Series B 5.00% 12/1/35	265,000	$298,650
Series B 5.00% 12/1/36	440,000	494,454
Virgin Islands Public Finance Authority (Matching Fund Senior Lien) 5.00% 10/1/29 (AGM)	500,000	525,335

		18,365,395

Transportation Revenue Bonds – 10.61%
Colorado High Performance Transportation Enterprise Revenue (Senior U.S. 36 & I-25 Managed Lanes) 5.75% 1/1/44 (AMT)	1,110,000	1,231,034
C-470 Express Lanes 5.00% 12/31/56	1,000,000	1,084,990
Denver City & County Airport System Revenue Series A 5.00% 11/15/30 (AMT)	750,000	871,080
Series A 5.25% 11/15/36	750,000	791,775
Series B 5.00% 11/15/28	1,000,000	1,118,060
Series B 5.00% 11/15/37	2,000,000	2,212,080
E-470 Public Highway Authority Series C 5.25% 9/1/25	310,000	333,368

		7,642,387

Water & Sewer Revenue Bonds – 0.90%
Dominion Water & Sanitation District 6.00% 12/1/46	250,000	261,923
Guam Government Waterworks Authority Revenue 5.00% 7/1/40	360,000	387,569

		649,492

Total Municipal Bonds (cost $95,239,994)		100,328,291

	Principal Amount°	Value (US $)
Short-Term Investment – 0.69%
Variable Rate Demand Note – 0.69%¤
Denver City & County Series A3 1.47% 12/1/31 (SPA-JPMorgan Chase Bank N. A.)	500,000	$500,000

Total Short-Term Investment (cost $500,000)		500,000

Total Value of Securities – 139.94% (cost $95,739,994)		$100,828,291

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended.At March 31, 2018, the aggregate value of Rule 144A securities was $4,656,226, which represents 6.46% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2018.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Build America Mutual Assurance Company

N.A. – National Association

SGI – Insured by Syncora Guarantee Inc.

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

March 31, 2018

	Principal Amount°	Value (US $)

Municipal Bonds – 141.36%

Corporate Revenue Bonds – 2.63%
Laurentian Energy Authority I Cogeneration Revenue Series A 5.00% 12/1/21	2,725,000	$2,688,049
St. Paul Port Authority Solid Waste Disposal Revenue (Gerdau St. Paul Steel Mill Project) Series 7 144A 4.50% 10/1/37 (AMT) #	1,715,000	1,623,299

		4,311,348

Education Revenue Bonds – 19.41%
Bethel Charter School Lease Revenue (Spectrum High School Project) Series A 4.375% 7/1/52	1,100,000	1,115,400
Brooklyn Park Charter School Lease Revenue (Prairie Seeds Academy Project) Series A 5.00% 3/1/34	990,000	1,016,720
Series A 5.00% 3/1/39	170,000	172,373
Cologne Charter School Lease Revenue (Cologne Academy Project) Series A 5.00% 7/1/29	270,000	286,645
Series A 5.00% 7/1/45	445,000	447,336
Deephaven Charter School (Eagle Ridge Academy Project) Series A 5.25% 7/1/37	590,000	624,155
Series A 5.25% 7/1/40	500,000	527,990
Forest Lake Minnesota Charter School Revenue (Lake International Language Academy) 5.75% 8/1/44	705,000	756,366
Hugo Charter School Lease Revenue (Noble Academy Project) Series A 5.00% 7/1/34	255,000	263,961
Series A 5.00% 7/1/44	775,000	780,673
Minneapolis Charter School Lease Revenue (Hiawatha Academies Project) Series A 5.00% 7/1/36	750,000	755,550
Series A 5.00% 7/1/47	900,000	895,815

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Minneapolis Student Housing Revenue (Riverton Community Housing Project) 5.25% 8/1/39	205,000	$211,097
5.50% 8/1/49	990,000	1,027,363
Minnesota Higher Education Facilities Authority Revenue (Bethel University) 5.00% 5/1/47	1,250,000	1,362,213
(Carleton College) 4.00% 3/1/36	485,000	511,399
5.00% 3/1/44	905,000	1,041,773
(College of St. Benedict) 4.00% 3/1/36	410,000	424,945
(Gustavus Adolphus College) 5.00% 10/1/47	2,100,000	2,361,618
(Macalester College) 4.00% 3/1/42	900,000	948,987
4.00% 3/1/48	600,000	628,872
(St. Catherine University) Series 7-Q 5.00% 10/1/32	700,000	766,969
(St. Johns University) Series 8-I 5.00% 10/1/31	235,000	266,166
Series 8-I 5.00% 10/1/34	35,000	39,317
(St. Olaf College) Series 8-N 4.00% 10/1/35	590,000	625,766
(St. Scholastic College) Series H 5.25% 12/1/35	1,000,000	1,040,280
(Trustees Of The Hamline University Of Minnesota) Series B 5.00% 10/1/47	1,055,000	1,142,196
(University of St. Thomas) Series 7-U 5.00% 4/1/22	750,000	829,275
Series A 4.00% 10/1/37	500,000	523,755
Otsego Charter School (Kaleidoscope Charter School) Series A 5.00% 9/1/34	230,000	235,049
Series A 5.00% 9/1/44	400,000	404,572
Rice County Educational Facilities Revenue (Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	1,250,000	1,325,500

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
St. Cloud Charter School Lease Revenue (Stride Academy Project) Series A 5.00% 4/1/46	375,000	$228,247
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue (Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	825,000	763,579
(Great River School Project) Series A 144A 4.75% 7/1/29 #	100,000	101,640
Series A 144A 5.50% 7/1/38 #	240,000	249,677
(Nova Classical Academy Project) Series A 4.125% 9/1/47	750,000	735,555
Series A 6.375% 9/1/31	750,000	830,437
(Twin Cities Academy Project) Series A 5.30% 7/1/45	630,000	648,648
University of Minnesota Series A 5.00% 9/1/40	1,240,000	1,447,539
Series A 5.00% 9/1/42	2,000,000	2,331,160
State Supported Stadium Debt Series A 5.00% 8/1/26	1,000,000	1,178,140

		31,874,718

Electric Revenue Bonds – 13.85%
Central Minnesota Municipal Power Agency Revenue (Brookings Southeast Twin Cities Transportation) 5.00% 1/1/32	1,130,000	1,221,507
(Brookings Twin Cities Transmission Project) 5.00% 1/1/42	1,000,000	1,072,130
Chaska Electric Revenue Series A 5.00% 10/1/28	445,000	507,865
Minnesota Municipal Power Agency Electric Revenue 5.00% 10/1/25	500,000	577,745
5.00% 10/1/26	500,000	575,800
5.00% 10/1/27	320,000	367,475
5.00% 10/1/47	1,755,000	1,977,218

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Northern Municipal Power Agency Series A 5.00% 1/1/26	100,000	$110,643
Series A 5.00% 1/1/30	340,000	371,263
Rochester Electric Utility Revenue Series A 5.00% 12/1/42	605,000	694,177
Series A 5.00% 12/1/47	985,000	1,126,160
Series B 5.00% 12/1/30	1,300,000	1,469,065
Series B 5.00% 12/1/43	1,000,000	1,112,190
Southern Minnesota Municipal Power Agency Supply Revenue Series A 5.00% 1/1/41	240,000	269,940
Series A 5.00% 1/1/47	810,000	924,631
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue Series A 4.00% 10/1/33	285,000	296,659
Series B 4.00% 10/1/37	800,000	821,000
Western Minnesota Municipal Power Agency Supply Revenue Series A 5.00% 1/1/25	3,000,000	3,366,300
Series A 5.00% 1/1/26	1,000,000	1,120,190
Series A 5.00% 1/1/33	1,000,000	1,128,970
Series A 5.00% 1/1/40	750,000	839,497
Series A 5.00% 1/1/46	2,500,000	2,798,325

		22,748,750

Healthcare Revenue Bonds – 29.77%
Anoka Health Care Facilities Revenue 5.375% 11/1/34	610,000	643,629
Apple Valley Senior Living Revenue (Senior Living LLC Project) Series B 5.00% 1/1/47	750,000	775,005
Series D 7.00% 1/1/37	720,000	722,225
Series D 7.25% 1/1/52	1,000,000	1,012,730
Center City Health Care Facilities Revenue (Hazelden Betty Ford Foundation Project) 5.00% 11/1/27	500,000	569,520
(Hazelden Foundation Project) 5.00% 11/1/41	1,600,000	1,654,672

(continues)                                     11

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Cloquet Housing Facilities Revenue (HADC Cloquet Project) Series A 5.00% 8/1/48	500,000	$508,235
Dakota County Community Development Agency Senior Housing Revenue (Walker Highview Hills Project) Series A 144A 5.00% 8/1/46 #	370,000	370,688
Series A 144A 5.00% 8/1/51 #	755,000	754,947
Deephaven Housing & Healthcare Revenue (St. Therese Senior Living Project) Series A 5.00% 4/1/38	280,000	282,584
Series A 5.00% 4/1/40	270,000	272,252
Duluth Economic Development Authority (St. Luke’s Hospital Authority Obligation Group) 5.75% 6/15/32	1,400,000	1,533,994
6.00% 6/15/39	1,000,000	1,110,000
Fergus Falls Health Care Facilities Revenue (Lake Region Healthcare) 5.00% 8/1/30	1,000,000	1,001,420
Hayward (American Baptist Homes Midwest) 5.75% 2/1/44	500,000	513,815
Hayward Health Care Facilities Revenue (St. John’s Lutheran Home of Albert Lea) 5.375% 10/1/44	680,000	680,551
Maple Grove Health Care Facilities Revenue (Maple Grove Hospital Corporation) 4.00% 5/1/37	1,000,000	1,016,750
(North Memorial Health Care) 5.00% 9/1/30	865,000	965,167
Minneapolis Health Care System Revenue (Fairview Health Services) Series A 5.00% 11/15/33	500,000	570,180
Series A 5.00% 11/15/34	500,000	568,720

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Minneapolis Health Care System Revenue (Unrefunded - Fairview Health Services) Series B 6.50% 11/15/38 (AGC)	1,940,000	$1,997,211
Minneapolis Senior Housing & Healthcare Revenue (Ecumen Mill City Quarter) 5.25% 11/1/45	850,000	885,275
5.375% 11/1/50	200,000	208,964
(Ecumen-Abiitan Mill City Project) 5.00% 11/1/35	220,000	228,067
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue (Allina Health System) Series A 5.00% 11/15/29	585,000	684,824
(Children’s Health Care Facilities) Series A1 5.00% 8/15/34 (AGM)	500,000	529,245
Rochester Health Care & Housing Revenue (The Homestead at Rochester Project) Series A 6.875% 12/1/48	1,220,000	1,381,516
Rochester Health Care Facilities Revenue (Mayo Clinic) 4.00% 11/15/41	4,860,000	4,976,640
Sartell Health Care Facilities Revenue (Country Manor Campus Project) 5.25% 9/1/30	1,000,000	1,081,540
Series A 5.30% 9/1/37	600,000	649,416
Shakopee Health Care Facilities Revenue (St. Francis Regional Medical Center) 4.00% 9/1/31	205,000	213,346
5.00% 9/1/34	165,000	180,885
St. Cloud Health Care Revenue (Centracare Health System Project) Series A 4.00% 5/1/37	1,295,000	1,355,982
Series A 5.00% 5/1/46	2,800,000	3,122,420
Series B 5.00% 5/1/24	1,400,000	1,606,388

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
St. Cloud Health Care Revenue (Unrefunded - Centracare Health System Project) 5.125% 5/1/30	95,000	$100,771
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue (Allina Health System) Series A1 5.25% 11/15/29	640,000	678,285
(Fairview Health Services) Series A 4.00% 11/15/43	905,000	928,249
Series A 5.00% 11/15/47	680,000	767,394
(Health Partners Obligation Group Project) 5.00% 7/1/29	2,000,000	2,271,160
Series A 5.00% 7/1/32	1,100,000	1,236,147
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue (Senior Episcopal Homes Project) 5.125% 5/1/48	1,200,000	1,203,936
Series A 4.75% 11/1/31	740,000	742,287
Wayzata Senior Housing Revenue (Folkestone Senior Living Community) Series A 5.50% 11/1/32	420,000	437,938
Series A 5.75% 11/1/39	945,000	985,881
Series A 6.00% 5/1/47	1,475,000	1,541,080
Winona Health Care Facilities Revenue (Winona Health Obligation) 4.65% 7/1/26	465,000	478,797
4.75% 7/1/27	785,000	810,183
5.00% 7/1/34	750,000	775,335
Woodbury Housing & Redevelopment Authority Revenue (St. Therese of Woodbury) 5.125% 12/1/44	1,250,000	1,300,300

		48,886,546

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Housing Revenue Bonds – 1.98%
Minneapolis Multifamily Housing Revenue (Olson Townhomes Project) 6.00% 12/1/19 (AMT)	270,000	$270,473
Minnesota Housing Finance Agency (Non Ace - State Appropriated Housing) 5.00% 8/1/33	1,390,000	1,580,833
Minnesota State Housing Finance Agency Homeownership (Mortgage-Backed Securities Program) 4.40% 7/1/32 (GNMA) (FNMA)	810,000	835,766
Northwest Multi-County Housing & Redevelopment Authority (Pooled Housing Program) 5.50% 7/1/45	560,000	561,092

		3,248,164

Lease Revenue Bonds – 10.49%
Minnesota State General Fund Revenue Appropriations Series A 5.00% 6/1/32	780,000	881,104
Series A 5.00% 6/1/38	5,500,000	6,153,235
Series A 5.00% 6/1/43	1,750,000	1,951,565
Series B 5.00% 3/1/29	1,000,000	1,103,570
University of Minnesota Special Purpose Revenue (State Supported Biomed Science Research) 5.00% 8/1/35	1,040,000	1,114,027
5.00% 8/1/36	4,000,000	4,364,120
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue 5.25% 10/1/25	680,000	681,530
5.375% 10/1/30	965,000	967,248

		17,216,399

Local General Obligation Bonds – 10.81%
Burnsville-Eagan-Savage Independent School District No 191 (Alternative Facilities) Series A 4.00% 2/1/28	1,185,000	1,283,509

(continues)                                     13

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Duluth Independent School District No 709 Series A 4.00% 2/1/27	600,000	$642,864
Duluth, Minnesota (Improvement DECC) Series A 5.00% 2/1/34	545,000	628,325
Hennepin County Series A 5.00% 12/1/36	1,300,000	1,524,016
Series A 5.00% 12/1/41	1,060,000	1,233,776
Series C 5.00% 12/1/37	3,000,000	3,509,400
Hopkins Independent School District No. 270 Series A 5.00% 2/1/28	1,000,000	1,083,490
Mahtomedi Independent School District No. 832 (School Building) Series A 5.00% 2/1/28	515,000	591,503
Mounds View Independent School District No. 621 (School Building) Series A 4.00% 2/1/43	2,000,000	2,084,580
St. Michael-Albertville Independent School District No. 885 (School Building) Series A 5.00% 2/1/27	1,300,000	1,523,665
St. Paul Independent School District No. 625 (School Building) Series B 5.00% 2/1/26	1,000,000	1,122,680
Willmar (Rice Memorial Hospital Project) Series A 4.00% 2/1/32	2,440,000	2,523,716

		17,751,524

Pre-Refunded/Escrowed to Maturity Bonds – 26.65%
Anoka Health Care Facilities Revenue (Homestead Anoka Project) Series A 7.00% 11/1/46-19 §	1,200,000	1,305,516
Dakota-Washington Counties Housing & Redevelopment Authority Single Family Residential Mortgage Revenue (City of Bloomington) Series B 8.375% 9/1/21 (GNMA) (AMT)	7,055,000	8,404,480

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Deephaven Charter School (Eagle Ridge Academy Project) Series A 5.50% 7/1/43-23 §	500,000	$582,095
Minneapolis Health Care System Revenue (Fairview Health Services) Series A 6.625% 11/15/28-18 §	500,000	515,500
Minneapolis Revenue (National Marrow Donor Program Project) Series NMDP 4.875% 8/1/25-18 §	1,000,000	1,010,730
Minnesota Higher Education Facilities Authority Revenue (College of St. Benedict) Series 7-M 5.00% 3/1/31-20 §	300,000	318,126
Series 7-M 5.125% 3/1/36-20 §	275,000	292,259
(University of St. Thomas) Series 7-A 5.00% 10/1/39-19 §	1,000,000	1,048,790
Rochester Health Care & Housing Revenue (Samaritan Bethany) Series A 7.375% 12/1/41-19 §	1,220,000	1,328,665
Rocori Independent School District No. 750 (School Building) Series B 5.00% 2/1/24-19 §	1,075,000	1,105,455
Series B 5.00% 2/1/25-19 §	1,115,000	1,146,588
Series B 5.00% 2/1/26-19 §	1,155,000	1,187,721
St. Cloud Health Care Revenue (Centracare Health System Project) 5.50% 5/1/39-19 (AGC) §	1,500,000	1,560,930
Series A 5.125% 5/1/30-20 §	3,830,000	4,090,938
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services) 5.75% 7/1/39-19 §	2,000,000	2,100,540

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue (Allina Health System) Series A1 5.25% 11/15/29-19 §	755,000	$797,053
St. Paul Housing & Redevelopment Authority Hospital Facility (Healtheast Care System Project) Series A 5.00% 11/15/29-25 §	395,000	466,693
Series A 5.00% 11/15/30-25 §	290,000	342,635
University of Minnesota Series A 5.25% 12/1/28-20 §	500,000	544,340
Series A 5.25% 4/1/29-19 §	1,000,000	1,035,770
Series A 5.50% 7/1/21	4,000,000	4,316,600
Series D 5.00% 12/1/27-21 §	1,110,000	1,231,112
Series D 5.00% 12/1/28-21 §	1,880,000	2,085,127
Series D 5.00% 12/1/29-21 §	2,265,000	2,512,134
Series D 5.00% 12/1/31-21 §	1,000,000	1,109,110
Series D 5.00% 12/1/36-21 §	3,000,000	3,327,330

		43,766,237

Special Tax Revenue Bonds – 1.53%
Guam Government Business Privilege Tax Revenue Series A 5.25% 1/1/36	150,000	156,441
Minneapolis Community Planning & Economic Development Department (Limited Tax Supported Common Bond Fund) 6.25% 12/1/30	1,000,000	1,109,300
Minneapolis Revenue (YMCA Greater Twin Cities Project) 4.00% 6/1/29	165,000	175,753
St. Paul Sales Tax Revenue Series G 5.00% 11/1/30	935,000	1,064,395

		2,505,889

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

State General Obligation Bonds – 13.40%
Minnesota State Series A 5.00% 8/1/24	2,500,000	$2,911,325
Series A 5.00% 8/1/29	700,000	820,064
(State Trunk Highway) Series B 5.00% 10/1/22	5,500,000	6,079,700
Series B 5.00% 10/1/29	3,315,000	3,643,152
(State Various Purpose) Series D 5.00% 8/1/24	2,700,000	2,900,529
(Various Purposes) Series F 5.00% 10/1/22	5,000,000	5,644,000

		21,998,770

Transportation Revenue Bonds – 7.25%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue 5.00% 1/1/21	600,000	649,326
5.00% 1/1/22	670,000	723,767
Subordinate Series A 5.00% 1/1/31	410,000	480,905
Series A 5.00% 1/1/32	1,255,000	1,466,719
Series B 5.00% 1/1/26	540,000	593,023
Series B 5.00% 1/1/26 (AMT)	500,000	561,075
Series B 5.00% 1/1/27	1,190,000	1,305,954
Series B 5.00% 1/1/30	500,000	543,650
Series B 5.00% 1/1/31	250,000	271,545
Series C 5.00% 1/1/33	2,000,000	2,328,980
Series C 5.00% 1/1/36	1,000,000	1,157,780
Series C 5.00% 1/1/46	1,245,000	1,425,936
St. Paul Port Authority Revenue (Amherst H. Wilder Foundation) Series 3 5.00% 12/1/36	380,000	399,980

		11,908,640

Water & Sewer Revenue Bonds – 3.59%
Guam Government Waterworks Authority 5.00% 7/1/40	840,000	904,327
5.00% 1/1/46	725,000	772,299
Metropolitan Council Waste Water Revenue Series B 4.00% 9/1/27	1,145,000	1,221,726
Series C 4.00% 3/1/31	1,355,000	1,471,286

(continues)                                     15

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Metropolitan Council Waste Water Revenue Series C 4.00% 3/1/32	1,405,000	$1,517,541

		5,887,179

Total Municipal Bonds (cost $226,092,240)		232,104,164

Short-Term Investments – 1.83%
Variable Rate Demand Notes – 1.83%¤
Minneapolis – St. Paul, Minnesota Housing & Redevelopment Authority Health Care Revenue Series A (Children’s Hospitals & Clinics) 1.55% 8/15/37 (AGM)	1,825,000	1,825,000
Series B-1 (Allina Health System) 1.45% 11/15/35 (LOC - JPMorgan Chase Bank N.A.)	150,000	150,000
Series B-2 (Allina Health System) 1.47% 11/15/35 (LOC-JPMorgan Chase Bank N.A.)	1,025,000	1,025,000

Total Short-Term Investments (cost $3,000,000)		3,000,000

Total Value of Securities – 143.19% (cost $229,092,240)		$235,104,164

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended.At March 31, 2018, the aggregate value of Rule 144A securities was $4,425,751, which represents 2.70% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2018.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by USTreasury bonds. For pre-refunded bonds,the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FNMA – Federal National Mortgage Association Collateral

GNMA – Government National Mortgage Association Collateral

LOC – Letter of Credit

N.A. – National Association

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments® National Municipal Income Fund

March 31, 2018

	Principal Amount°	Value (US $)
Municipal Bonds – 144.53%
Corporate Revenue Bonds – 13.32%
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed -2 Series A-2 5.875% 6/1/47	500,000	$494,375
Series A-2 6.50% 6/1/47	430,000	432,692
Central Plains Energy Project Revenue, Nebraska (Project No. 3) Series A 5.00% 9/1/42	260,000	313,542
Commonwealth Financing Authority Revenue, Pennsylvania (Tobacco Master Settlement Payment) 4.00% 6/1/39 (AGM)	1,015,000	1,025,952
Florida Development Finance Corporation Surface Transportation Facility Revenue (Brightline Passenger Rail Project) 144A 5.625% 1/1/47 (AMT)#●	300,000	309,144
Golden State, California Tobacco Securitization Corporate Settlement Revenue (Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47	790,000	794,669
Louisiana Local Government Environmental Facilities & Community Development Authority (Westlake Chemical) Series A 6.50% 8/1/29	645,000	710,674
Series A-1 6.50% 11/1/35	255,000	282,326
M-S-R Energy Authority, California Gas Series B 6.50% 11/1/39	250,000	352,013
Series C 7.00% 11/1/34	1,000,000	1,420,090
New York City Industrial Development Agency (Brooklyn Navy Yard Cogeneration Partners, L.P. Project) 5.75% 10/1/36 (AMT)	500,000	499,950
Shoals, Indiana (National Gypsum Project) 7.25% 11/1/43 (AMT)	310,000	350,483

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Suffolk County, New York Tobacco Asset Securitization Series B 5.00% 6/1/32	750,000	$810,683
Tobacco Settlement Financing Corporation, Louisiana Asset-Backed Note Series A 5.25% 5/15/35	460,000	500,314
TSASC Revenue, New York (Settlement) Series A 5.00% 6/1/41	60,000	65,040
Valparaiso, Indiana (Pratt Paper Project) 7.00% 1/1/44 (AMT)	240,000	283,764

		8,645,711

Education Revenue Bonds – 22.63%
Arizona Industrial Development Authority Revenue (American Charter Schools Foundation Project) 144A 6.00% 7/1/47 #	330,000	347,912
California Educational Facilities Authority Revenue (Loma Linda University) Series A 5.00% 4/1/47	500,000	558,260
California State University (Systemwide) Series A 5.00% 11/1/42	200,000	231,404
East Hempfield Township, Pennsylvania Industrial Development Authority (Student Services Income - Student Housing Project) 5.00% 7/1/35	1,000,000	1,059,930
Health & Educational Facilities Authority of the State of Missouri (St. Louis College of Pharmacy Project) 5.25% 5/1/33	500,000	547,820
(Washington University) Series B 5.00% 11/15/30	600,000	660,720
Illinois Finance Authority Revenue (CHF - Chicago, L.L.C. - University Of Illinois at Chicago Project) Series A 5.00% 2/15/50	460,000	489,334

(continues)                                     17

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Illinois Finance Authority Revenue (Chicago International Charter School Project) 5.00% 12/1/47	535,000	$555,742
Louisiana Public Facilities Authority Revenue (Provident Group-Flagship Properties) Series A 5.00% 7/1/56	500,000	542,100
Maryland Health & Higher Educational Facilities Authority (Loyola University) Series A 5.00% 10/1/39	650,000	710,573
Massachusetts Development Finance Agency (Umass Boston Student Housing Project) 5.00% 10/1/48	285,000	310,277
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue (Arcadia University) 5.25% 4/1/30	550,000	573,243
New Hope, Texas Cultural Education Facilities (Chief-Collegiate Housing-Tarleton St.) 5.00% 4/1/34	1,000,000	1,084,410
New York City, New York Trust For Cultural Resources (Whitney Museum of American Art) 5.00% 7/1/31	500,000	536,240
New York State Dormitory Authority (Columbia University) 5.00% 10/1/41	600,000	650,064
Pennsylvania State University Series A 5.00% 9/1/47	1,000,000	1,153,150
Philadelphia, Pennsylvania Authority for Industrial Development (1st Philadelphia Preparatory College) 7.25% 6/15/43	370,000	422,337

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Phoenix, Arizona Industrial Development Authority Revenue (Rowan University Project) 5.00% 6/1/42	1,000,000	$1,080,090
Pima County, Arizona Industrial Development Authority Education Revenue (Edkey Charter School Project) 6.00% 7/1/48	500,000	448,740
Private Colleges & Universities Authority Revenue, Georgia (Mercer University) Series A 5.00% 10/1/32	135,000	142,015
Swarthmore Borough Authority, Pennsylvania (Swarthmore College Project) 5.00% 9/15/32	490,000	559,286
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40	600,000	630,570
University of California Series AI 5.00% 5/15/32	1,000,000	1,131,150
Wyoming Community Development Authority Student Housing Revenue (CHF-Wyoming LLC) 6.50% 7/1/43	250,000	266,937

		14,692,304

Electric Revenue Bonds – 2.77%
Imperial Irrigation District Electric System Revenue, California Series C 5.00% 11/1/28	60,000	70,621
JEA Electric System Revenue, Florida Series A 5.00% 10/1/33	355,000	395,090
Long Island Power Authority, New York Series A 5.00% 9/1/44	250,000	277,420
Series B 5.00% 9/1/46	130,000	146,316
Long Island Power Authority, New York Electric System Revenue 5.00% 9/1/47	305,000	346,117

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Philadelphia, Pennsylvania Gas Works Revenue (1998 General Ordinance Fifteenth Series) 5.00% 8/1/47	500,000	$561,765

		1,797,329

Healthcare Revenue Bonds – 24.05%
Alabama Special Care Facilities Financing Authority-Birmingham Alabama (Methodist Home for the Aging) 6.00% 6/1/50	500,000	556,860
Arizona Health Facilities Authority Revenue (Catholic Healthcare West) Series D 5.00% 7/1/28	500,000	515,890
Berks County Industrial Development Authority Revenue (Tower Health Project) 5.00% 11/1/50	1,000,000	1,098,930
California Health Facilities Financing Authority Revenue (Kaiser Permanente) Series A-2 5.00% 11/1/47	400,000	519,672
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series A 144A 5.25% 12/1/56 #	760,000	815,153
Capital Trust Agency, Florida (Tuscan Gardens Senior Living Center) Series A 7.00% 4/1/49	375,000	367,106
Colorado Health Facilities Authority Revenue (Healthcare Facilities - American Baptist) 8.00% 8/1/43	330,000	380,021
Cuyahoga County, Ohio Hospital Revenue (The Metrohealth System) 5.50% 2/15/57	1,000,000	1,092,260
Kalispell, Montana (Immanuel Lutheran Corporation Project) Series A 5.25% 5/15/37	700,000	738,871

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System Project) Series A 5.50% 7/1/28	500,000	$522,270
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical Center) 6.75% 7/1/41	300,000	326,274
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue (Catholic Healthcare West) Series A 6.00% 7/1/39	500,000	523,115
Maryland Health & Higher Educational Facilities Authority (University Of Maryland Medical System Issue) Series D 4.00% 7/1/48	255,000	255,191
Miami-Dade County, Florida Health Facilities Authority Revenue (Nicklaus Children’s Hospital Project) 5.00% 8/1/47	200,000	222,848
Michigan Finance Authority Revenue (Beaumont Health Credit Group) 5.00% 11/1/44	1,000,000	1,102,560
Moon, Pennsylvania Industrial Development Authority (Baptist Homes Society Obligation) 6.125% 7/1/50	750,000	798,337
New Hope, Texas Cultural Education Facilities (Cardinal Bay Inc.) Series A1 4.00% 7/1/36	55,000	55,692
Series A1 5.00% 7/1/46	135,000	148,878
Series A1 5.00% 7/1/51	135,000	148,372
Series B 4.25% 7/1/36	80,000	81,954
Series B 4.75% 7/1/51	160,000	166,862
Series B 5.00% 7/1/46	135,000	143,613

(continues)                                     19

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
New Jersey Health Care Facilities Financing Authority Revenue (St. Peters University Hospital) 6.25% 7/1/35	300,000	$322,881
New York State Dormitory Authority (Orange Regional Medical Center) 144A 5.00% 12/1/35 #	500,000	544,415
Oklahoma Development Finance Authority Revenue (OU Medicine Project) Series B 5.50% 8/15/57	215,000	238,661
Orange County, Florida Health Facilities Authority Revenue (Mayflower Retirement Center) 5.00% 6/1/32	400,000	422,700
5.00% 6/1/36	250,000	263,185
5.125% 6/1/42	750,000	789,585
Oregon State Facilities Authority Revenue (Peacehealth Project) Series A 5.00% 11/15/29	500,000	565,030
Palm Beach County Health Facilities Authority, Florida (Sinai Residences Boca Raton Project) 7.25% 6/1/34	20,000	23,158
7.50% 6/1/49	105,000	122,231
Palomar Health, California 5.00% 11/1/39	130,000	142,121
Tarrant County, Texas Cultural Education Facilities Finance (Buckner Senior Living - Ventana Project) 6.75% 11/15/47	250,000	278,407
Westminster, Maryland (Lutheran Village Millers Grant Inc.) 6.00% 7/1/34	500,000	532,830
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical Center) Series A 5.00% 8/1/28	720,000	787,046

		15,612,979

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds – 8.59%
California State Public Works Board Lease Revenue (Various Capital Projects) Series A 5.00% 4/1/37	1,000,000	$1,097,670
Idaho State Building Authority Revenue (Health & Welfare Project) Series A 5.00% 9/1/24	135,000	149,033
(State Police) Series I 5.00% 9/1/23	760,000	831,356
Minnesota State General Revenue Appropriations Series B 5.00% 3/1/29	1,000,000	1,103,570
MTA Hudson Rail Yards Trust Obligations, New York Series A 5.00% 11/15/56	735,000	800,525
New Jersey Economic Development Authority Series WW 5.25% 6/15/30	1,000,000	1,091,850
Public Finance Authority, Wisconsin Airport Facilities Revenue (AFCO Investors II Portfolio) 144A 5.75% 10/1/31 #	500,000	505,710

		5,579,714

Local General Obligation Bonds – 6.38%
Chicago Board of Education, Illinois 5.00% 4/1/42	205,000	220,678
5.00% 4/1/46	210,000	225,406
Chicago, Illinois Series A 5.50% 1/1/34	225,000	239,157
Series C 5.00% 1/1/38	500,000	515,500
District of Columbia Series A 5.00% 6/1/37	1,000,000	1,162,610
New York, New York Series A-1 5.25% 8/15/21	250,000	253,380
Series E-1 5.25% 3/1/35	1,150,000	1,378,022
Series I-1 5.375% 4/1/36	10,000	10,357
School District of Philadelphia, Pennsylvania Series B 4.00% 9/1/43 (AGM)	135,000	134,781

		4,139,891

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds – 18.56%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39-19§	300,000	$321,204
Bowling Green, Ohio Student Housing Revenue (CFP I State University Project) 6.00% 6/1/45-20§	260,000	283,210
Brevard County, Florida Health Facilities Authority Revenue (Health First Project) 7.00% 4/1/39-19§	350,000	368,179
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project) 6.25% 7/15/40-20§	940,000	1,015,134
6.50% 7/15/30-20§	300,000	325,014
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29-19§	300,000	319,752
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Project) Series A 6.40% 8/15/45-20§	405,000	444,107
California Statewide Communities Development Authority School Facility Revenue (Aspire Public Schools) 6.125% 7/1/46-19§	625,000	646,163
Central Texas Regional Mobility Authority Revenue Senior Lien 6.00% 1/1/41-21§	520,000	576,586
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40-20§	300,000	324,093
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44-19§	950,000	1,016,899

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
JEA Electric System Revenue, Florida Series A 5.00% 10/1/33-23§	645,000	$738,344
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41-19§	300,000	325,830
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37-21§	105,000	119,069
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35-20§	255,000	276,703
Metropolitan Transportation Authority Revenue, New York Series A 5.00% 11/15/41-21§	190,000	211,193
(Unrefunded) Series A 5.00% 11/15/41-21§	310,000	344,577
Monroe County, New York Industrial Development Revenue (Nazareth College Rochester Project) 5.50% 10/1/41-21§	495,000	555,152
Monroe County, Pennsylvania Hospital Authority Revenue (Pocono Medical Center) Series A 5.00% 1/1/41-22§	500,000	553,650
New Hampshire Health and Education Facilities Authority Revenue (Dartmouth - Hitchcock Medical Center) 6.00% 8/1/38-19§	300,000	316,815
New Jersey Economic Development Authority Revenue (MSU Student Housing Project) 5.875% 6/1/42-20§	450,000	489,487
New Jersey Turnpike Authority Series A 5.00% 1/1/27-22§	25,000	28,037

(continues)                                     21

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
New Jersey Turnpike Authority (Unrefunded) Series A 5.00% 1/1/27-22§	475,000	$533,729
New York, New York Series I-1 5.375% 4/1/36-19§	240,000	248,782
Ohio State (Cleveland Clinic Health) Series A 5.50% 1/1/39-19§	300,000	308,661
Oregon State Facilities Authority Revenue (Concordia University Project) Series A 144A 6.125% 9/1/30-20#§	100,000	108,415
Pennsylvania State Higher Educational Facilities Authority Revenue (Edinboro University Foundation) 5.80% 7/1/30-20§	400,000	434,752
Pennsylvania Turnpike Commission Subordinate (Motor License Fund) Series B 5.00% 12/1/41-21§	260,000	288,369
University Medical Center, Tucson, Arizona Hospital Revenue 6.50% 7/1/39-19§	500,000	528,775

		12,050,681

Special Tax Revenue Bonds – 14.04%
Anne Arundel County, Maryland Special Obligation Revenue (National Business Park - North Project) 6.10% 7/1/40	200,000	204,692
Central Puget Sound, Washington Regional Transit Authority (Green Bond - Improvement) Series S-1 5.00% 11/1/35	750,000	858,083
Guam Government Business Privilege Tax Revenue Series A 5.00% 1/1/22	775,000	830,645
Series B-1 5.00% 1/1/42	540,000	551,934

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Kansas City, Missouri Redevelopment Authority Revenue (Convention Centre Hotel Project - TIF Financing) Series B 144A 5.00% 2/1/40 #	135,000	$138,097
Massachusetts Bay Transportation Authority Senior Series A 5.25% 7/1/29	200,000	248,508
Mosaic District, Virginia Community Development Authority Revenue Series A 6.875% 3/1/36	520,000	569,057
New Jersey Economic Development Authority Revenue (Cigarette Tax) 5.00% 6/15/28	200,000	215,174
5.00% 6/15/29	800,000	859,392
(School Facilities Construction) Series AA 5.50% 12/15/29	295,000	306,098
New York City, New York Transitional Finance Authority Future Tax Secured Revenue (Future Tax Secured - Subordinated Fiscal) Series E-1 5.00% 2/1/41	745,000	833,417
New York State Dormitory Authority Series A 5.00% 3/15/33	1,000,000	1,111,770
Northampton County, Pennsylvania Industrial Development Authority Revenue (Route 33 Project) 7.00% 7/1/32	205,000	235,701
Public Finance Authority, Wisconsin Airport Facilities Revenue (American Dream @ Meadowlands Project) 144A 7.00% 12/1/50 #	380,000	440,485

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Regional Transportation District, Colorado Tax Revenue (Denver Transit Partners) 6.00% 1/15/41	500,000	$537,775
Sales Tax Securitization, Illinois Series A 5.00% 1/1/40	850,000	952,221
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue (Sales Tax - Vacation Village Project A) Series A 5.75% 9/1/32	220,000	222,842

		9,115,891

State General Obligation Bonds – 7.06%
California State 5.25% 11/1/40	320,000	346,669
(Various Purposes) 5.00% 10/1/41	440,000	483,556
5.00% 11/1/47	1,000,000	1,158,180
6.00% 4/1/38	105,000	109,497
Illinois State 5.00% 5/1/36	90,000	91,031
5.00% 11/1/36	1,170,000	1,195,331
5.00% 2/1/39	160,000	161,034
Series A 5.00% 4/1/38	170,000	171,119
New York State Series A 5.00% 2/15/39	300,000	308,106
Oregon State Series K 5.00% 5/1/22	500,000	559,700

		4,584,223

Transportation Revenue Bonds – 23.46%
Alameda Corridor, California Transportation Authority (2nd Sub Lien) Series B 5.00% 10/1/37	430,000	480,392
Atlanta, Georgia Department of Aviation Series B 5.00% 1/1/29	1,000,000	1,134,680
Chicago, Illinois O’Hare International Airport Revenue (General-Senior Lien) Series D 5.25% 1/1/34	1,000,000	1,108,100

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Harris County, Texas Toll Road Authority Revenue (Senior Lien) Series A 4.00% 8/15/48	500,000	$514,790
New Jersey Turnpike Authority Series B 5.00% 1/1/40	250,000	285,605
New Orleans, Louisiana Aviation Board Series B 5.00% 1/1/45 (AMT)	1,000,000	1,088,740
New York Liberty Development Revenue (1 World Trade Center Port Authority Construction) 5.00% 12/15/41	500,000	545,190
New York Transportation Development (La Guardia Airport) Series A 5.25% 1/1/50 (AMT)	700,000	767,319
Pennsylvania Turnpike Commission Subordinate Series A-1 5.00% 12/1/43	500,000	539,880
Series A-1 5.00% 12/1/47	210,000	235,807
(Motor License Fund) Series B 5.00% 12/1/41	240,000	257,897
Port Authority of Allegheny County, Pennsylvania 5.75% 3/1/29	900,000	992,817
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal) 6.00% 12/1/42	230,000	252,963
6.50% 12/1/28	500,000	522,700
Salt Lake City, Utah Airport Revenue Series B 5.00% 7/1/42	625,000	713,844
South Jersey Port, New Jersey (Subordinated Marine Terminal Revenue) Series A 5.00% 1/1/49	85,000	92,227
Series B 5.00% 1/1/42 (AMT)	85,000	91,870
Series B 5.00% 1/1/48 (AMT)	195,000	209,781

(continues)                                     23

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
St. Louis, Missouri Airport Revenue (Lambert St. Louis International) 5.00% 7/1/32 (AMT)	1,000,000	$1,073,330
Series A-1 6.625% 7/1/34	325,000	343,453
Texas Private Activity Bond Surface Transportation (Senior Lien - Blueridge Transportation) 5.00% 12/31/40 (AMT)	110,000	120,244
5.00% 12/31/45 (AMT)	110,000	119,779
5.00% 12/31/50 (AMT)	160,000	173,550
5.00% 12/31/55 (AMT)	160,000	173,214
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue (LBJ Infrastructure) 7.00% 6/30/40	285,000	314,552
7.50% 6/30/33	665,000	742,891
(Mobility Partners) 7.50% 12/31/31	500,000	546,980
(NTE Mobility Partners) 6.75% 6/30/43 (AMT)	225,000	261,355
6.875% 12/31/39	1,000,000	1,080,790
7.00% 12/31/38 (AMT)	165,000	194,306
Virginia Small Business Financing Authority (Transform 66 P3 Project) 5.00% 12/31/56 (AMT)	235,000	254,693

		15,233,739

Water & Sewer Revenue Bonds – 3.67%
City of Chicago, Illinois Waterworks Revenue (2nd Lien) 5.00% 11/1/29	280,000	314,412
New York City Water & Sewer System, New York (2nd Generation Fiscal 2013) Series CC 5.00% 6/15/47	345,000	380,425

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Philadelphia, Pennsylvania Water & Wastewater Revenue Series A 5.00% 7/1/45	500,000	$552,935
Southern California Water Replenishment District 5.00% 8/1/41	1,000,000	1,133,460

		2,381,232

Total Municipal Bonds (cost $89,183,202)		93,833,694

Short-Term Investment – 0.46%
Variable Rate Demand Note – 0.46%¤
Minneapolis – St. Paul, Minnesota Housing & Redevelopment Authority Health Care Revenue Series A-II (Children’s Hospitals & Clinics) 1.55% 8/15/37 (AGM) (SPA - US Bank N.A.)	300,000	300,000

Total Short-Term Investment (cost $300,000)		300,000

Total Value of Securities – 144.99% (cost $89,483,202)		$94,133,694

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2018, the aggregate value of Rule 144A securities was $3,209,331, which represents 4.94% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2018.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by USTreasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal

Corporation

AMT – Subject to Alternative Minimum Tax

N.A. – National Association

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

March 31, 2018

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Assets:
Investments, at value[1]	$100,828,291	$235,104,164	$94,133,694
Interest income receivable	1,447,739	3,205,533	1,324,293
Receivable for securities sold	—	1,464,263	—
Offering cost for preferred shareholders	93,381	115,704	101,453
Prepaid rating agency fee	26,083	19,667	25,333

Total assets	102,395,494	239,909,331	95,584,773

Liabilities:
Cash overdraft	272,901	571,035	220,496
Liquidation value of preferred stock	30,000,000	75,000,000	30,000,000
Investment management fees payable	34,644	81,177	32,217
Other accrued expenses	30,295	53,993	33,807
Audit and tax fees payable	4,723	4,723	4,580
Legal fees payable to affiliates	1,680	3,338	1,554
Accounting and administration expenses payable to affiliates	667	1,108	644
Directors’/Trustees’ fees and expenses payable	425	968	383
Reports and statements to shareholders expenses payable to affiliates	56	129	51
Payable for securities purchased	—	—	367,497

Total liabilities	30,345,391	75,716,471	30,661,229

Total Net Assets Applicable to Common Shareholders	$72,050,103	$164,192,860	$64,923,544

Net Assets Applicable to Common Shareholders Consist of:
Paid-in capital ($0.001 par value)[2,3]	$66,918,121	$157,931,075	$60,209,588
Undistributed net investment income	349,855	381,142	300,532
Accumulated net realized loss on investments	(306,170)	(131,281)	(237,068)
Net unrealized appreciation of investments	5,088,297	6,011,924	4,650,492

Total Net Assets Applicable to Common Shareholders	$72,050,103	$164,192,860	$64,923,544

Net Asset Value per Common Share	$14.90	$14.27	$14.34

[1]Investments, at cost	95,739,994	229,092,240	89,483,202
[2]Common shares outstanding	4,837,100	11,504,975	4,528,443
[3]Common shares authorized	200 million	200 million	unlimited

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Year ended March 31, 2018

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Investment Income:
Interest	$4,361,620	$8,822,575	$4,179,263

Expenses:
Management fees	412,674	970,251	383,990
Interest expense	651,448	1,628,619	651,448
Rating agency fees	60,716	52,048	50,884
Accounting and administration expenses	43,094	72,838	41,556
Audit and tax fees	42,085	42,087	41,942
Dividend disbursing and transfer agent fees and expenses	32,302	70,673	33,312
Legal fees	23,933	33,413	23,693
Reports and statements to shareholders	21,084	39,176	19,636
Offering costs	17,985	24,172	20,853
Stock exchange fees	4,775	10,944	4,289
Directors’/Trustees’ fees and expenses	3,172	7,612	2,998
Custodian fees	2,437	8,939	2,553
Registration fees	868	868	778
Other	17,084	31,381	25,400

	1,333,657	2,993,021	1,303,332
Less expense paid indirectly	(1,364)	(3,528)	(1,180)

Total operating expenses	1,332,293	2,989,493	1,302,152

Net Investment Income	3,029,327	5,833,082	2,877,111

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	226,210	671,697	601,740
Net change in unrealized appreciation (depreciation) of investments	(131,684)	(1,968,736)	(630,594)

Net Realized and Unrealized Gain (Loss)	94,526	(1,297,039)	(28,854)

Net Increase in Net Assets Resulting from Operations	$3,123,853	$4,536,043	$2,848,257

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

	Delaware Investments Colorado Municipal Income Fund, Inc.
	Year ended
	3/31/18	3/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,029,327	$3,240,164
Net realized gain	226,210	608,285
Net change in unrealized appreciation (depreciation)	(131,684)	(3,897,264)

Net increase (decrease) in net assets resulting from operations	3,123,853	(48,815)

Dividends and Distributions to Common Shareholders from:
Net investment income	(3,313,414)	(3,482,712)

	(3,313,414)	(3,482,712)

Net Decrease in Net Assets Applicable to Common Shareholders	(189,561)	(3,531,527)

Net Assets Applicable to Common Shareholders:
Beginning of year	72,239,664	75,771,191

End of year	$72,050,103	$72,239,664

Undistributed net investment income	$349,855	$635,612

	Delaware Investments Minnesota Municipal Income Fund II, Inc.
	Year ended
	3/31/18	3/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,833,082	$6,309,240
Net realized gain	671,697	619,214
Net change in unrealized appreciation (depreciation)	(1,968,736)	(7,447,417)

Net increase (decrease) in net assets resulting from operations	4,536,043	(518,963)

Dividends and Distributions to Common Shareholders from:
Net investment income	(6,097,637)	(6,845,460)

	(6,097,637)	(6,845,460)

Net Decrease in Net Assets Applicable to Common Shareholders	(1,561,594)	(7,364,423)

Net Assets Applicable to Common Shareholders:
Beginning of year	165,754,454	173,118,877

End of year	$164,192,860	$165,754,454

Undistributed net investment income	$381,142	$600,732

	Delaware Investments National Municipal Income Fund
	Year ended
	3/31/18	3/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,877,111	$2,995,863
Net realized gain	601,740	147,253
Net change in unrealized appreciation (depreciation)	(630,594)	(3,279,316)

Net increase (decrease) in net assets resulting from operations	2,848,257	(136,200)

Dividends and Distributions to Common Shareholders from:
Net investment income	(2,717,066)	(3,079,341)

	(2,717,066)	(3,079,341)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	131,191	(3,215,541)

Net Assets Applicable to Common Shareholders:
Beginning of year	64,792,353	68,007,894

End of year	$64,923,544	$64,792,353

Undistributed net investment income	$300,532	$141,408

See accompanying notes, which are an integral part of the financial statements.

Statements of cash flows

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Year ended March 31, 2018

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Net Cash Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$3,123,853	$4,536,043	$2,848,257

Adjustments to reconcile net increase in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	437,826	2,293,416	507,189
Purchase of investment securities	(8,454,449)	(36,019,001)	(33,538,648)
Proceeds from disposition of investment securities	8,190,741	37,534,469	32,508,849
(Purchase) sale from disposition of short-term investment securities, net	100,000	(1,400,000)	(300,000)
Net realized gain on investments	(226,210)	(671,697)	(601,740)
Net change in net unrealized (appreciation) depreciation	131,684	1,968,736	630,594
Increase (decrease) in receivable for securities sold	4,904	(1,438,988)	—
Increase (decrease) in interest receivable	(21,638)	29,203	15,829
Amortization of offering costs for preferred shareholders	32,868	40,804	35,738
(Increase) decrease in prepaid rating agency fees	(2,166)	(1,584)	(16,000)
Increase (decrease) in payable for securities purchased	(270,181)	(690,090)	367,497
Increase (decrease) in investment management fees payable	48	(269)	131
Increase in Directors’/Trustees’ fees and expenses payable	235	533	213
Increase in audit and tax fees payable	4,723	4,723	4,580
Increase (decrease) in other affiliates payable	101	(431)	147
Decrease in other accrued expenses	(7,084)	(37,213)	(5,487)

Total adjustments	(78,598)	1,612,611	(391,108)

Net cash provided by operating activities	3,045,255	6,148,654	2,457,149

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid to common shareholders	(3,603,640)	(6,644,123)	(2,943,468)
Increase in bank overdraft	272,901	495,469	220,496

Net cash used for financing activities	(3,330,739)	(6,148,654)	(2,722,972)

Net decrease in cash	(285,484)	—	(265,823)
Cash at beginning of year	285,484	—	265,823

Cash at end of year	$—	$—	$—

Cash paid for interest expense for leverage	$651,448	$1,628,619	$651,448

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16	3/31/15	3/31/14

Net asset value, beginning of period	$14.93	$15.66	$15.55	$14.43	$15.37
Income (loss) from investment operations:
Net investment income[1]	0.63	0.67	0.71	0.71	0.70
Net realized and unrealized gain (loss)	0.03	(0.68)	0.12	1.10	(0.93)

Total from investment operations	0.66	(0.01)	0.83	1.81	(0.23)

Less dividends and distributions to common shareholders from:
Net investment income	(0.69)	(0.72)	(0.72)	(0.69)	(0.69)
Net realized gain	—	—	—	—	(0.02)

Total dividends and distributions	(0.69)	(0.72)	(0.72)	(0.69)	(0.71)

Net asset value, end of period	$14.90	$14.93	$15.66	$15.55	$14.43

Market value, end of period	$14.39	$14.70	$15.07	$14.35	$13.33

Total investment return based on:[2]
Market value	2.44%	2.24%	10.38%	13.01%	(5.25% )
Net asset value	4.44%	(0.07% )	5.85%	13.12%	(0.97% )
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$72,050	$72,240	$75,771	$75,226	$69,781
Ratio of expenses to average net assets applicable to common shareholders[3]	1.82%	1.60%	1.52%	1.43%	1.49%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.14%	4.32%	4.59%	4.65%	4.90%
Portfolio turnover	11%	12%	13%	14%	26%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$30,000	$30,000	$30,000	$30,000	$30,000
Net asset coverage per share of preferred shares, end of period[5]	$340,167	$340,799	$352,571	$350,753	$332,602
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.135, $0.110, $0.079, $0.077, and $0.078 per share for the years ended March 31, 2018, 2017, 2016, 2015, and 2014, respectively, and from realized capital gains of $0.002 per share for the year ended March 31, 2014.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2018, 2017, 2016, 2015, and 2014 were 0.93%, 0.90%, 1.01%, 0.92%, and 0.94%, respectively.

[4]	The ratio of net investment income excluding interest expense for the years ended March 31, 2018, 2017, 2016, 2015, and 2014 were 5.03% , 5.03%, 5.11%, 5.16%, and 5.45%, respectively.
[5]

In November 2011, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares). The Series 2016 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2016 Shares.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                     31

Financial highlights

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16	3/31/15	3/31/14

Net asset value, beginning of period	$14.41	$15.05	$14.97	$14.31	$15.27
Income (loss) from investment operations:
Net investment income[1]	0.51	0.55	0.63	0.64	0.65
Net realized and unrealized gain (loss)	(0.12)	(0.59)	0.08	0.69	(0.80)

Total from investment operations	0.39	(0.04)	0.71	1.33	(0.15)

Less dividends and distributions to common shareholders from:
Net investment income	(0.53)	(0.60)	(0.63)	(0.67)	(0.69)
Net realized gain	—	—	—	—	(0.12)

Total dividends and distributions	(0.53)	(0.60)	(0.63)	(0.67)	(0.81)

Net asset value, end of period	$14.27	$14.41	$15.05	$14.97	$14.31

Market value, end of period	$12.63	$14.56	$14.70	$13.85	$13.34

Total investment return based on:[2]
Market value	(9.94% )	3.16%	11.17%	8.97%	(9.26% )
Net asset value	2.82%	(0.27% )	5.30%	9.80%	(0.36% )
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$164,193	$165,754	$173,119	$172,280	$164,599
Ratio of expenses to average net assets applicable to common shareholders[3]	1.78%	1.59%	1.46%	1.40%	1.51%
Ratio of net investment income to average net assets applicable to common shareholders[4]	3.48%	3.69%	4.24%	4.33%	4.54%
Portfolio turnover	22%	9%	16%	10%	17%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$75,000	$75,000	$75,000	$75,000	$75,000
Net asset coverage per share of preferred shares, end of period[5]	$318,924	$321,006	$330,825	$329,707	$319,465
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.142, $0.115, $0.083, $0.081 and $0.076 per share for the years ended March 31, 2018, 2017, 2016, 2015, and 2014, respectively, and from realized capital gains of $0.014 per share for the year ended March 31, 2014.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2018, 2017, 2016, 2015, and 2014 were 0.81%, 0.82%, 0.90%, 0.85%, and 0.88%, respectively.

[4]

The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2018, 2017, 2016, 2015, and 2014 were 4.45%, 4.46%, 4.80%, 4.88%, and 5.17%, respectively.

[5]

In November 2011, the Fund issued a series of 750 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares). The Series 2016 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2016 Shares.

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments® National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/18	3/31/17	3/31/16	3/31/15	3/31/14

Net asset value, beginning of period	$14.31	$15.02	$14.97	$13.81	$14.99
Income (loss) from investment operations:
Net investment income[1]	0.64	0.66	0.70	0.71	0.71
Net realized and unrealized gain (loss)	(0.01)	(0.69)	0.11	1.22	(1.18)

Total from investment operations	0.63	(0.03)	0.81	1.93	(0.47)

Less dividends and distributions to common shareholders from:
Net investment income	(0.60)	(0.68)	(0.76)	(0.77)	(0.71)

Total dividends and distributions	(0.60)	(0.68)	(0.76)	(0.77)	(0.71)

Net asset value, end of period	$14.34	$14.31	$15.02	$14.97	$13.81

Market value, end of period	$12.62	$12.94	$13.80	$13.14	$12.35

Total investment return based on:[2]
Market value	2.04%	(1.50% )	11.32%	12.87%	(9.65% )
Net asset value	4.84%	0.01%	6.35%	14.99%	(2.41% )
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$64,924	$64,792	$68,008	$67,804	$62,526
Ratio of expenses to average net assets applicable to common shareholders[3]	1.97%	1.73%	1.70%	1.60%	1.58%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.36%	4.45%	4.72%	4.86%	5.17%
Portfolio turnover	50%	13%	25%	38%	40%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$30,000	$30,000	$30,000	$30,000	$30,000
Net asset coverage per share of preferred shares, end of period[5]	$316,412	$315,898	$326,693	$326,013	$308,420
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.144, $0.117, $0.084, $0.083, and $0.085 per share for the years ended March 31, 2018, 2017, 2016, 2015, and 2014, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2018, 2017, 2016, 2015, and 2014 were 0.98%, 0.94%, 1.13%, 1.03%, and 0.96%, respectively.

[4]

The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2018, 2017, 2016, 2015, and 2014 were 5.35%, 5.24%, 5.29%, 5.44%, and 5.79%, respectively.

[5]

In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2017 Shares.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

March 31, 2018

Delaware Investments Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund (National Municipal Fund) is organized as a Massachusetts business trust (each referred to as a Fund and collectively as the Funds). Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds’ shares trade on the New York Stock Exchange MKT, the successor to the American Stock Exchange.

The investment objective of each of Colorado Municipal Fund and Minnesota Municipal Fund II is to provide current income exempt from federal income tax and from state personal income tax, if any, consistent with the preservation of capital. The investment objective of National Municipal Fund is to provide current income exempt from federal income tax, consistent with the preservation of capital. Each of Colorado Municipal Fund and Minnesota Municipal Fund II seeks to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state at the time of investment. National Municipal Fund seeks to achieve its investment objective by investing at least 80% of its net assets in securities the income from which is exempt from federal income tax.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees (each a Board, or collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on the Fund’s federal income tax returns through the year ended March 31, 2018 and for all open tax years (years ended March 31, 2015–March 31, 2018), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statements of operations.” During the year ended March 31, 2018, the Funds did not incur any interest or tax penalties.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Use of Estimates — Each Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statements of operations” under “Custodian fees” with the corresponding expense offset included under “Less expense paid indirectly.” For the year ended March 31, 2018, each Fund earned the following amounts under this agreement:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$1,364	$3,528	$1,180

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from April 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Funds as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2018, each Fund was charged for these services as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$6,594	$12,367	$6,297

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2018, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$15,325	$27,678	$15,198

Directors’/Trustees’ fees include expenses accrued by each Fund for each Director’s/Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors/Trustees of the Funds. These officers and Directors/Trustees are paid no compensation by the Funds.

Cross trades for the year ended March 31, 2018, were executed by the Funds pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards.

(continues)                                     35

Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Pursuant to these procedures, for the year ended March 31, 2018, the Funds engaged in securities purchases and securities sales, which resulted in net realized gains or losses as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Purchases	$1,900,868	$12,738,251	$1,700,515
Sales	2,486,023	13,119,135	3,640,773
Net realized gain (loss)	(11,533)	(80,559)	111,936

3. Investments

For the year ended March 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Purchases	$8,454,449	$36,019,001	$33,538,648
Sales	8,190,741	37,534,469	32,508,849

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Cost of investments	$95,731,906	$229,118,127	$89,486,992

Aggregate unrealized appreciation of investments	$5,232,999	$7,188,132	$4,907,821
Aggregate unrealized depreciation of investments	(136,614)	(1,202,095)	(261,119)

Net unrealized appreciation of investments	$5,096,385	$5,986,037	$4,646,702

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2018:

Colorado Municipal Fund
Securities	Level 2
Assets:
Municipal Bonds	$100,328,291
Short-Term Investments	500,000

Total Value of Securities	$100,828,291

Minnesota Municipal Fund II
Securities	Level 2
Assets:
Municipal Bonds	$232,104,164
Short-Term Investments	3,000,000

Total Value of Securities	$235,104,164

National Municipal Fund
Securities	Level 2
Assets:
Municipal Bonds	$93,833,694
Short-Term Investments	300,000

Total Value of Securities	$94,133,694

During the year ended March 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments. The Funds’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

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Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2018 and 2017 was as follows:

Year ended March 31, 2018

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$—	$672	$3,219
Tax-exempt income	3,964,837	7,725,522	3,365,270

Total*	$3,964,837	$7,726,194	$3,368,489

Year ended March 31, 2017

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$—	$12,365	$1,918
Tax-exempt income	4,012,640	8,157,914	3,607,318

Total*	$4,012,640	$8,170,279	$3,609,236

*Distributions to preferred shareholders in this table are part of interest expense and therefore not showed as distributions on the statements of changes in net assets.

5. Components of Net Assets on a Tax Basis

As of March 31, 2018, the components of net assets on a tax basis were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Shares of beneficial interest	$66,918,121	$157,931,075	$60,209,588
Undistributed tax-exempt income	349,855	381,142	300,532
Capital loss carryforwards	(314,258)	(105,394)	(233,278)
Unrealized appreciation on investments	5,096,385	5,986,037	4,646,702

Net assets	$72,050,103	$164,192,860	$64,923,544

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments and tax deferral of wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on debt instruments and expiring capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2018, the Funds recorded the following reclassifications.

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Undistributed net investment income	$(1,670)	$44,965	$(921)
Accumulated net realized loss	1,670	(44,965)	408,809
Paid in capital	—	—	(407,888)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2018, the Funds utilized capital loss carryforwards as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$226,244	$672,843	$602,118

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At March 31, 2018, capital loss carryforwards available to offset future realized capital gains were as follows:

	No expiration Post-enactment capital loss character
	Short-term	Long-term	Total
Colorado Municipal Fund	$216,338	$97,920	$314,258
Minnesota Municipal Fund II	105,394	—	105,394
National Municipal Fund	233,278	—	233,278

6. Capital Stock

Pursuant to their articles of incorporation, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. Shares issuable under each Fund’s dividend reinvestment plan are purchased by each Fund’s transfer agent, Computershare, Inc., in the open market. During the years ended March 31, 2018 and 2017, the Funds did not issue any shares under each Fund’s dividend reinvestment plan.

On Jan. 22, 2016, Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund successfully issued $30,000,000, $75,000,000 and $30,000,000, respectively, of Variable Rate MuniFund Term Preferred (“VMTP”) Shares with a $100,000 liquidation value per share in a privately negotiated offering. The net proceeds from each offering were used to redeem the Series 2016 (in the case of Colorado Municipal Fund and Minnesota Municipal Fund II) and Series 2017 (in the case of National Municipal Fund) VMTP Shares previously outstanding. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Each Fund’s Series 2016 and Series 2017 VMTP Shares were the same amount and value as the respective Fund’s Series 2021 VMTP Shares.

Each of the Funds is obligated to redeem its VMTP Shares on Feb. 1, 2021, unless earlier redeemed or repurchased by a Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. VMTP Shares are redeemable at par. A Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on VMTP shares as set weekly, and are based on a short-term index rate plus an additional spread that is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VMTP Shares by Fitch Ratings (“Fitch”) and Moody’s Investors Service (“Moody’s”).

The weighted average dividend rates for the year ended March 31, 2018 were as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
2.2%	2.2%	2.2%

The Funds use leverage because their managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt a Fund’s overall performance.

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Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

6. Capital Stock (continued)

Leverage may also cause the Funds to incur certain costs. In the event that a Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch and Moody’s, funding dividend payments, or funding redemptions), that Fund will pay additional fees with respect to the leverage.

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VMTP Shares is recorded as a liability in the statements of assets and liabilities. Dividends accrued and paid on the VMTP Shares are included as a component of interest expense in the statements of operations. The VMTP Shares are treated as equity for legal and tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering costs for VMTP Shares are recorded as a deferred charge and amortized over the 5-year life of the VMTP Shares. These are presented as “Offering cost for preferred shareholders” on the “Statements of assets and liabilities” and “Offering costs” on the “Statements of operations.”

7. Geographic, Credit, and Market Risk

The Funds concentrate their investments in securities issued by municipalities. Because each of the Colorado Municipal Fund and the Minnesota Municipal Fund II invests substantially all of its net assets in municipal obligations of its respective state at the time of investment, events in that state may have a significant impact on the performance and investments of the Colorado Municipal Fund and the Minnesota Municipal Fund II. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, changes in the credit ratings assigned to the state’s municipal issuers, the effects of natural or human-made disasters, or other economic, legislative, or political or social issues. Any downgrade to the credit rating of the securities issued by the US government may result in a downgrade of securities issued by the states or US territories. The National Municipal Fund will be subject to these risks as well but to a lesser extent because it invests at least 80% of its net assets in securities, the income from which is exempt from federal income tax and is not limited to investing substantially all of its assets in municipal obligations of a single state. From time to time and consistent with its investment policies, the National Municipal Fund may invest a considerable portion of its assets in certain municipalities. As of March 31, 2018, the National Municipal Fund has invested 22.13%, 18.98%, 18.38%, 11.18% and 10.67%, (each as a percentage of net assets) in securities issued by the State of New York, the Commonwealth of Pennsylvania, the State of California, the State of Illinois, and the State of Texas, respectively. These investments could make the National Municipal Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund may invest a percentage of assets in obligations of governments of US territories, commonwealths, and possessions such as Puerto Rico, the US Virgin Islands, or Guam. To the extent a Fund invests in such obligations, that Fund may be adversely affected by local political and economic conditions and developments within these US territories, commonwealths, and possessions.

From time to time, a fund may invest in industrial development bonds (IDBs) or pollution control revenue (PCR) bonds that are issued by a conduit authority on behalf of a corporation that is either foreign owned or has international affiliates or operations. While the bonds may be issued to finance a facility located in the United States, the bonds may be secured by a payment obligation or guaranty of the corporation. To the extent the Fund invests in such securities, that Fund may be exposed to risks associated with international investments. The risk of international investments not ordinarily associated with US investments includes fluctuation in currency values, differences in accounting principles, and/or economic or political instability in other nations.

Many municipalities insure repayment for their obligations. Although bond insurance may reduce the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At March 31, 2018, the percentages of each Fund’s net assets insured by insurers are listed below and these securities have been identified on the “Schedules of investments.”

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Income Fund
Assured Guaranty Corporation	1.67%	2.17%	—
Assured Guaranty Municipal Corporation	6.97%	1.43%	2.25%
Build America Mutual Assurance Company	1.60%	—	—
Syncora Guarantee	2.39%	—	—

Total	12.63%	3.60%	2.25%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high-grade interest-bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

To the extent that the Funds invest in securities with longer duration, they may be more sensitive to fluctuation of interest rates.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities held by each Fund have been identified on the “Schedules of investments.” Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.

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Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

8. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

9. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (ASU) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

10. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2018 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees/Directors and Shareholders of Delaware Investments® Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments National Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments National Municipal Income Fund (hereafter collectively referred to as the “Funds”) as of March 31, 2018, the related statements of operations and cash flows for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2018 and each of the financial highlights for each of the five years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 18, 2018

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information

(Unaudited)

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2018, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)

Colorado Municipal Fund	—	100.00%	100.00%
Minnesota Municipal Fund II	0.01%	99.99%	100.00%
National Municipal Fund	0.10%	99.90%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Fund management

Joseph R. Baxter

Senior Vice President, Senior Portfolio Manager, Head of Municipal Bond Department — Macquarie Investment Management, Americas

Joseph R. Baxter is the head of the municipal bond department in the Americas and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Macquarie Investment Management (MIM) in 1999 as head municipal bond trader, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen J. Czepiel

Senior Vice President, Senior Portfolio Manager

Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Macquarie Investment Management (MIM) in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Denise A. Franchetti, CFA

Vice President, Portfolio Manager, Co-Director of Municipal Credit — Macquarie Investment Management, Americas

Denise A. Franchetti is co-director of the company’s municipal research operations, a role she assumed in January 2018. Previously, she was a senior municipal analyst for the municipal bond department, responsible for following the airport, education, hotel, cogeneration, and cargo sectors. In 2003, she was also named as portfolio manager on the tax-exempt closed-end funds in addition to her research duties. Prior to joining Macquarie Investment Management (MIM) in 1997 as a municipal bond analyst, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Franchetti received her bachelor’s degree and an MBA from La Salle University. She is a member of the Financial Analysts of Philadelphia.

Gregory A. Gizzi

Senior Vice President, Senior Portfolio Manager

Gregory A. Gizzi is a member of the firm’s municipal fixed income portfolio management team. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Macquarie Investment Management (MIM) in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

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Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee

Shawn K. Lytle[1,2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	President — Macquarie Investment Management[3] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	60	None
		Chairman since March 2015

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	60	Director; Compensation Committee and Governance Committee Member — Community Health Systems
					Director — Drexel Morgan & Co.

					Director, Audit Committee Member — vTv Therapeutics LLC

					Director; Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees (continued)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	60	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	60	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC USA Bank Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	60	Director (2009-2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company

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Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

About the organization

This annual report is for the information of Delaware Funds® by Macquarie Closed-End Municipal Bond Funds shareholders.

Board of directors/trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President, General

Counsel, and Secretary

Delaware Funds by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Funds by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds by Macquarie

Philadelphia, PA

Investment manager

Delaware Management Company, a series

of Macquarie Investment Management

Business Trust (MIMBT)

Philadelphia, PA

Principal office of the Funds

2005 Market Street

Philadelphia, PA 19103-7057

Independent registered public

accounting firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

For securities dealers and financial

institutions representatives

800 362-7500

Website

delawarefunds.com/closed-end

Number of recordholders as of

March 31, 2018

Colorado Municipal Fund	60
Minnesota Municipal Fund II	308
National Municipal Fund	61

Your reinvestment options

Each of the Funds offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawarefunds.com/ closed-end. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,360 for the fiscal year ended March 31, 2018.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,360 for the fiscal year ended March 31, 2017.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,723 for the fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,580 for the fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,180,000 for the registrant’s fiscal years ended March 31, 2018 and March 31, 2017, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Thomas K. Whitford, and Janet L. Yeomans.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services, Inc. (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawarefunds.com/proxy; and (ii) on the Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2018, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Joseph R. Baxter
Registered Investment	17	$5.4 billion	0	$0
Companies
Other Pooled	1	$19.6 million	0	$0
Investment Vehicles
Other Accounts	40	$3.5 billion	0	$0
Stephen J. Czepiel
Registered Investment	17	$5.4 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	36	$3.2 billion	0	$0
Denise A. Franchetti
Registered Investment	3	$436.1 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	0	$0	0	$0
Gregory A. Gizzi
Registered Investment	17	$5.4 billion	0	$0
Companies
Other Pooled	0	$0 million	0	$0
Investment Vehicles
Other Accounts	46	$3.2 billion	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Adviser’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Macquarie Management Holdings, Inc. (MMHI) issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Adviser in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Adviser; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a 4-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of MMHI is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of April 30, 2018, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s second fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® NATIONAL MUNICIPAL INCOME FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 6, 2018